UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Reliance Steel & Aluminum Co.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D36756-P49261 Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2021 Date: May 19, 2021 Time: 10:00 a.m. PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RS2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RS2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). RELIANCE STEEL & ALUMINUM CO. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

D36757-P49261 How to Access the Proxy Materials XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: ANNUAL REPORT FORM 10-K Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2021 to facilitate timely delivery. How To Vote XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/RS2021. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1. Election of Directors Nominees: 1a. Sarah J. Anderson 1b. Lisa L. Baldwin 1c. Karen W. Colonias 1d. John G. Figueroa 1e. James D. Hoffman 1f. Mark V. Kaminski THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3. To consider a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. Note: Such other business, if any, as properly comes before the meeting or any adjournment thereof. These items of business are more fully described in the accompanying proxy statement. 1g. Karla R. Lewis 1h. Robert A. McEvoy 1i. Andrew G. Sharkey, III D36758-P49261

D36759-P49261 Voting Instructions